INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Yoko Okamura - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-6397
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES THIRD QUARTER RESULTS

San Jose, Calif., October 20, 2011 — Altera Corporation (NASDAQ: ALTR) today announced third quarter sales of $522.5 million, down 5 percent from the second quarter of 2011 and down 1 percent from the third quarter of 2010. Third quarter net income was $185.4 million, $0.57 per diluted share, compared with net income of $214.6 million, $0.65 per diluted share, in the second quarter of 2011 and $217.5 million, $0.69 per diluted share, in the third quarter of 2010.

Year-to-date cash flow from operating activities was $739.2 million. Altera repurchased 4.8 million shares of its common stock during the quarter at a cost of $197 million. Altera ended the quarter with $3.3 billion in cash and investments.

Altera's board of directors has declared a quarterly cash dividend of $0.08 per share payable on December 1, 2011 to stockholders of record on November 10, 2011.

 "Customer reaction to changing global macroeconomic conditions reduced industry demand. Despite this near-term deceleration we saw further growth from our 40-nm products and are very pleased with the successful launch of our 28-nm FPGAs. With our development software publicly available since mid-2010, we are already shipping to initial production-based demand for 28-nm Stratix V FPGAs," said John Daane, president, chief executive officer, and chairman of the board. "There are more 28-nm products to be rolled out, including Altera's SoC FPGAs, which integrate a multi-core ARM A9 processor into our Cyclone V and Arria V FPGA fabric."

Several recent accomplishments mark the company's continuing progress:

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Altera is now shipping Stratix® V GT FPGAs, the industry's first 28-nm devices with 28-Gbps transceiver capability. This device follows the successful launch of the Stratix V GX family in early April. Building on more than a decade of internally developed transceiver technology innovations, Stratix V FPGAs enable designers of leading-edge communications and military systems to quickly bring to market solutions that support the ever-growing demand for network bandwidth. Stratix V FPGAs are the only FPGAs to use TSMC's 28HP (high performance) process. Altera combines the benefits of the 28HP process with a tailored optimized architecture, equipping the Stratix V GT FPGA with high performance and the industry's highest bandwidth, while dramatically reducing the system's power-per-bandwidth profile.

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Altera has announced its families of ARM-based SoC FPGAs, integrating 28-nm Cyclone® V and Arria® V FPGA fabrics, a dual-core ARM® Cortex-A9 MPCore™ processor, peripherals, and high-bandwidth interconnect into a single chip. The Cyclone V and Arria V SoC FPGAs are based on the low-power 28LP process and like all of Altera's 28-nm FPGAs use a tailored architecture to optimize performance, power and cost. Altera's SoC FPGAs appeal to designers in a variety of industries looking for ways to have flexibility and reduce board size, power and cost, while boosting performance. Also announced was the immediate availability of the industry's first virtual target for software development on SoC FPGAs. Based on proven virtual prototyping solutions, Altera's SoC FPGA Virtual Target is a PC-based functional simulation of an Altera SoC development board. With Altera's SoC FPGA Virtual Target, engineers can jump-start their software development to maximize their productivity and get to market quicker.

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Altera was named by Forbes magazine as one of the world's top 100 most innovative companies. The rankings, which appear on Forbes.com and in the August 8 issue of Forbes magazine, are based on an eight-year study by Harvard Business School professor and "master of disruptive innovation" Clayton M. Christensen, along with colleagues Jeff Dyer, a professor at Brigham Young University, and Hal B. Gregersen, a professor of leadership at the Institut Europeen d'Administration des Affaires (INSEAD). Altera was recognized for its culture of innovation that drives the company's success. Altera's founders pioneered the first reprogrammable logic device in 1983, giving birth to an entirely new market segment in semiconductors.

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Altera has been selected by China Electronic News (CEN) to receive its 2011 Best FPGA Technology Award. The selection committee was comprised of government officials, industry experts, members from the CEN editorial team, and channel distributors who reviewed nominations from CEN editors and the public. In making the award, CEN noted the success of Altera's 40-nm FPGAs and the many innovations enabled by its 28-nm product portfolio, such as variable-precision DSP, 28-Gbps transceivers, partial reconfiguration, and Embedded HardCopy® Blocks.

Business Outlook for the Fourth Quarter 2011

Sequential Revenue	Down 7% to 11%
Gross Margin	70% +/- .5%
Research and Development	$91 to 93 million
SG&A	$70 to 72 million
Tax Rate	10% to 11%

Third Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific Time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Fourth Quarter Update

Altera's fourth quarter business update will be issued in a press release available after the market close on December 8, 2011.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, vertical market mix, market acceptance of the company's products, product introduction schedules, the rate of growth of the company's new products including Cyclone® IV, Arria® II, Stratix® IV, and Stratix V FPGAs, MAX® V CPLDs and HardCopy® IV device families, changes in the mix of our business between prototyping and production-based demand, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About Altera

Altera programmable solutions enable system and semiconductor companies to rapidly and cost-effectively innovate, differentiate and win in their markets. Find out more about Altera's FPGA, CPLD and ASIC devices at www.altera.com. Follow Altera via Facebook, RSS and Twitter.

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ALTERA, ARRIA, CYCLONE, HARDCOPY, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and service marks are the property of their respective holders as described at www.altera.com/legal.

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended			Nine Months Ended
(In thousands, except per share amounts)	September 30, 2011	July 1, 2011	October 1, 2010	September 30, 2011	October 1, 2010

Net sales	$522,474	$548,383	$527,453	$1,606,671	$1,399,048
Cost of sales	166,938	159,716	157,899	473,565	405,646
Gross margin	355,536	388,667	369,554	1,133,106	993,402
Operating expense
Research and development expense	80,771	80,260	67,896	235,438	197,861
Selling, general, and administrative expense	69,345	70,182	63,473	208,550	190,421
Total operating expense	150,116	150,442	131,369	443,988	388,282
Operating margin (1)	205,420	238,225	238,185	689,118	605,120
Compensation (benefit) expense — deferred compensation plan	(6,642)	54	4,699	(4,926)	3,285
Loss (gain) on deferred compensation plan securities	6,642	(54)	(4,699)	4,926	(3,285)
Interest income and other	(663)	(957)	(1,092)	(2,505)	(2,394)
Interest expense	806	870	1,098	2,717	3,492
Income before income taxes	205,277	238,312	238,179	688,906	604,022
Income tax expense	19,873	23,685	20,688	64,806	52,751
Net income	$185,404	$214,627	$217,491	$624,100	$551,271

Net income per share:
Basic	$0.58	$0.66	$0.70	$1.94	$1.81
Diluted	$0.57	$0.65	$0.69	$1.90	$1.78

Shares used in computing per share amounts:
Basic	321,745	323,271	309,766	322,012	304,267
Diluted	327,044	329,904	317,069	328,264	310,367

Cash dividends per common share	$0.08	$0.06	$0.06	$0.20	$0.16

Tax rate	9.7%	9.9%	8.7%	9.4%	8.7%
% of Net sales:
Gross margin	68.0%	70.9%	70.1%	70.5%	71.0%
Research and development	15.5%	14.6%	12.9%	14.7%	14.1%
Selling, general, and administrative	13.3%	12.8%	12.0%	13.0%	13.6%
Operating margin(1)	39.3%	43.4%	45.2%	42.9%	43.3%
Net income	35.5%	39.1%	41.2%	38.8%	39.4%
Notes:
(1)We define operating margin as gross margin less research and development and selling, general and administrative expenses, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by losses/(gains) from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended			Nine Months Ended
(In thousands, except per share amounts)	September 30, 2011	July 1, 2011	October 1, 2010	September 30, 2011	October 1, 2010
Operating margin (non-GAAP)	$205,420	$238,225	$238,185	$689,118	$605,120
Compensation (benefit) expense — deferred compensation plan	(6,642)	54	4,699	(4,926)	3,285
Income from operations (GAAP)	$212,062	$238,171	$233,486	$694,044	$601,835

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	September 30, 2011	December 31, 2010

Assets
Current assets:
Cash and cash equivalents	$3,177,314	$2,765,196
Short-term investments	61,399	—
Total cash, cash equivalents, and short-term investments	3,238,713	2,765,196
Accounts receivable, net	386,842	363,614
Inventories	134,028	146,524
Deferred income taxes — current	80,478	66,839
Deferred compensation plan — marketable securities	50,809	54,419
Deferred compensation plan — restricted cash equivalents	18,157	19,817
Other current assets	60,151	114,601
Total current assets	3,969,178	3,531,010
Property and equipment, net	171,100	164,155
Long-term investments	66,780	—
Deferred income taxes — non-current	29,781	37,319
Other assets, net	34,971	27,353
Total assets	$4,271,810	$3,759,837

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$54,367	$86,061
Accrued liabilities	23,053	23,278
Accrued compensation and related liabilities	79,617	83,773
Deferred compensation plan obligations	68,966	74,236
Deferred income and allowances on sales to distributors	439,826	428,711
Income taxes payable	1,592	428
Credit facility	500,000	—
Total current liabilities	1,167,421	696,487
Income taxes payable — non-current	260,790	231,833
Credit facility	—	500,000
Other non-current liabilities	8,831	7,865
Total liabilities	1,437,042	1,436,185
Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 320,855 shares at September 30, 2011 and 319,494 shares at December 31, 2010	321	319
Capital in excess of par value	1,011,865	908,989
Accumulated other comprehensive loss	(190)	—
Retained earnings	1,822,772	1,414,344
Total stockholders' equity	2,834,768	2,323,652
Total liabilities and stockholders' equity	$4,271,810	$3,759,837

Key Ratios & Information
Current Ratio	3:1	5:1
Liabilities/Equity	1:2	1:2
Quarterly Operating Cash Flows	$282,873	$210,151
TTM Return on Equity	34%	48%
Quarterly Depreciation Expense	$7,428	$6,815
Quarterly Capital Expenditures	$13,382	$6,117
Inventory MSOH (1): Altera	2.4	2.7
Inventory MSOH (1): Distribution	0.6	0.8
Cash Conversion Cycle	78	85
Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended
	September 30, 2011	October 1, 2010

Cash Flows from Operating Activities:
Net income	$624,100	$551,271
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,443	20,276
Stock-based compensation	59,983	44,898
Deferred income tax benefit	(9,549)	(16,493)
Tax effect of employee stock plans	26,077	14,602
Excess tax benefit from employee stock plans	(22,959)	(12,879)
Changes in assets and liabilities:
Accounts receivable, net	(23,228)	(128,668)
Inventories	12,496	(38,448)
Other assets	47,986	(43,946)
Accounts payable and other liabilities	(40,004)	112,788
Deferred income and allowances on sales to distributors	11,115	103,665
Income taxes payable	30,122	42,358
Deferred compensation plan obligations	(345)	(2,880)
Net cash provided by operating activities	739,237	646,544
Cash Flows from Investing Activities:
Purchases of property and equipment	(23,178)	(6,325)
Sales of deferred compensation plan securities, net	345	2,880
Purchases of available-for-sale securities	(130,146)	—
Proceeds from sale and maturity of available-for-sale securities	1,750	—
Purchases of intangible assets	—	(1,500)
Net cash used in investing activities	(151,229)	(4,945)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through various stock plans	93,619	284,776
Shares withheld for employee taxes	(31,122)	(19,880)
Payment of dividends to stockholders	(64,328)	(48,764)
Repurchases of common stock	(197,018)	—
Excess tax benefit from stock-based compensation	22,959	12,879
Principal payments on capital lease obligations	—	(2,866)
Net cash (used in) provided by financing activities	(175,890)	226,145
Net increase in cash and cash equivalents	412,118	867,744
Cash and cash equivalents at beginning of period	2,765,196	1,546,672
Cash and cash equivalents at end of period	$3,177,314	$2,414,416

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate
	September 30, 2011	July 1, 2011	October 1, 2010	Sequential Change	Year- Over-Year Change
Geography
Americas	16%	19%	20%	(16)%	(19)%
Asia Pacific	44%	40%	44%	3%	(1)%
EMEA	25%	27%	21%	(10)%	17%
Japan	15%	14%	15%	(3)%	(1)%
Net Sales	100%	100%	100%	(5)%	(1)%

Product Category
New	27%	18%	13%	43%	112%
Mainstream	32%	36%	31%	(15)%	3%
Mature and Other	41%	46%	56%	(16)%	(29)%
Net Sales	100%	100%	100%	(5)%	(1)%

Vertical Market
Telecom & Wireless	42%	46%	45%	(13)%	(7)%
Industrial Automation, Military & Automotive	22%	22%	22%	(7)%	(2)%
Networking, Computer & Storage	20%	15%	13%	31%	50%
Other	16%	17%	20%	(11)%	(21)%
Net Sales	100%	100%	100%	(5)%	(1)%

FPGAs and CPLDs
FPGA	82%	80%	82%	(3)%	(1)%
CPLD	9%	10%	11%	(16)%	(20)%
Other Products	9%	10%	7%	(10)%	35%
Net Sales	100%	100%	100%	(5)%	(1)%

Product Category Description

•	New Products include the Stratix® V, Stratix IV (including E, GX and GT), Arria® II (including GX and GZ), Cyclone® IV (including E and GX), MAX® V, and HardCopy® IV devices.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II, and HardCopy III devices.

•
Mature and Other Products include the Stratix II (and GX), Stratix (and GX), Arria GX, Cyclone II, Cyclone, Classic™, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, and Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.